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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C. 20549




                                       FORM 8-K


                                    CURRENT REPORT



                          Pursuant to Section 13 or 15(d) of
                         The Securities Exchange Act of 1934



         Date of Report (Date of Earliest Event Reported):  November 25, 1996
                                                            -----------------


                                 Whittman-Hart, Inc.
                  -------------------------------------------------
                  (Exact Name of Registrant as Specified in Charter)



              Delaware                   0-38344                36-3797833
    ----------------------------       -----------         --------------------
    (State or Other Jurisdiction       (Commission            (IRS Employer
         of incorporation)             File Number)         Identification No.


    311 South Wacker Drive, Suite 3500, Chicago, Illinois         60606
    -----------------------------------------------------         ------
           (Address of Principal Executive Offices)             (Zip Code)

          Registrant's telephone number, including area code (312) 922-9200
                                                             ---------------

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ITEM 5.  OTHER EVENTS.

On November 25, 1996, the Registrant issued the press release attached as
Exhibit 99.1. The information contained in this press release is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

    (c)  Exhibits.

         99.1      News Release of Registrant dated November 25, 1996



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                                      SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Whittman-Hart, Inc.


Dated:  December 2, 1996                By: /s/ Robert F. Bernard
                                            -----------------------------------
                                            Robert F. Bernard
                                            Chairman of the Board and Chief
                                            Executive Officer


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                                    EXHIBIT INDEX


       Exhibit #                     Item          Sequentially Numbered Pages
    --------------                -------------   -----------------------------
         99.1                     Press Release               5


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